UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2023

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SAFE AND GREEN DEVELOPMENT CORPORATION
(Exact Name of Registrant as Specified in its Charter)

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Delaware	001-41581	87-1375590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

990 Biscayne Blvd
#501, Office 12
Miami, FL 33132
(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (904) 496-0027

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	SGD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Safe and Green Development Corporation (the “Company”) filed an amended and restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”) with the Secretary of State of the State of Delaware which became effective as of 1:42 pm on September 15, 2023. The Company also amended and restated its Bylaws (the “Amended and Restated Bylaws”), effective as of September 13, 2023. A summary of the material provisions of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws can be found in the section titled “Description of Capital Stock” on pages 83 through 87 of the Information Statement which is included as Exhibit 99.1 this Current Report on Form 8-K, which pages are incorporated herein by reference. This summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws, which are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

The Company previously filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form 10, initially filed on December 23, 2022 (as amended, the “Registration Statement”), relating to the distribution of approximately 30% of the shares of the Company’s common stock by Safe & Green Holdings Corp. (“SG Holdings”) to holders of SG Holdings common stock on a pro rata basis (the “Distribution”).

On September 18, 2023, the Registration Statement was declared effective by the SEC. The Registration Statement includes a preliminary information statement that describes the Distribution, certain risks of owning the Company’s common stock and provides important information regarding the Company’s business and management. The final information statement, dated September 18, 2023 (the “Information Statement”), is attached hereto as Exhibit 99.1. The Company will shortly commence mailing the Information Statement to holders of SG Holdings common stock.

As further described in the Information Statement, subject to the satisfaction or waiver of certain conditions, the Distribution is expected to be effective on September 27, 2023 (the “Distribution Date”). Holders of SG Holdings common stock will be entitled to receive 0.930886 shares of the Company’s common stock for every five (5) shares of SG Holdings common stock held on September 8, 2023, the record date for the distribution (“Record Date”).

Although the Company expects that a limited market, commonly known as a “when-issued” trading market, will begin on September 19, 2023, the Company’s common stock is expected to begin trading “regular way” on the Nasdaq Stock Market under the ticker symbol “SGD” on September 28, 2023, the first trading day after the Distribution Date.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation
3.2	Amended and Restated Bylaws
99.1	Information Statement of Safe and Green Development Corporation, dated September 18, 2023

Forward Looking Statements

Certain statements in this document constitute “forward-looking statements” within the meaning of the federal securities laws. Words such as “may,” “might,” “will,” “should,” “believe,” “expect,” “anticipate,” “estimate,” “continue,” “predict,” “forecast,” “project,” “plan,” “intend” or similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. These forward-looking statements are based upon current estimates and assumptions and include statements regarding the anticipated Distribution and the timing thereof and the anticipated “when issued” and “regular way” trading of the Company’s common stock. While the Company believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to us on the date of this release. These forward-looking statements are subject to various risks and uncertainties, many of which are difficult to predict that could cause actual results to differ materially from current expectations and assumptions from those set forth or implied by any forward-looking statements. Important factors that could cause actual results to differ materially from current expectations include but are not limited to those factors discussed in the Company’s Form 10 filed with the SEC and any updates or amendments it makes in future filings. The Company does not undertake any obligation to update any forward-looking statements contained herein on account of new information, future events, or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safe and Green Development Corporation
Dated: September 19, 2023	By: /s/ Nicolai Brune
Name: Nicolai Brune
Title: Chief Financial Officer